T. Rowe Price Total Return ETF

T. Rowe Price Ultra Short-Term Bond ETF

Supplement to Prospectus and Summary Prospectus dated October 1, 2021 (as supplemented), and Statement of Additional Information (SAI) dated May 1, 2022

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective September 1, 2022, T. Rowe Price International Ltd (Price International) will be added as an investment subadviser to the fund.

In Section 2 of the Prospectus, the disclosure under “Investment Adviser(s)” is supplemented as follows:

Effective September 1, 2022, T. Rowe Price will enter into a subadvisory agreement with Price International under which Price International is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price International is registered with the SEC as an investment adviser, and is authorized or licensed by the United Kingdom Financial Conduct Authority and other global regulators. Price International sponsors and serves as adviser to foreign collective investment schemes and provides investment management services to registered investment companies and other institutional investors. Price International is headquartered in London and has several branch offices around the world. Price International is a direct subsidiary of T. Rowe Price and its address is 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom.

In the Section titled, “INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENTS” in the Fund’s SAI, the disclosure is supplanted as follows:

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENTS (paragraph replaced)

T. Rowe Price is the investment adviser for all of the Price Funds and has executed an Investment Management Agreement with each fund. For certain Price Funds, T. Rowe Price has entered into an investment subadvisory agreement with Price Hong Kong and effective September 1, 2022, will enter into an investment subadvisory agreement with Price International. T. Rowe Price, Price Hong Kong, and Price International are hereinafter referred to collectively as “Price Advisers.” T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. Price International is a wholly-owned subsidiary of T. Rowe Price. Price Hong Kong is a wholly owned subsidiary of Price International.

Investment Management Services (replacing second paragraph under “Investment Management Services”)

With respect to the Ultra Short-Term Bond ETF and Total Return ETF, effective September 1, 2022, T. Rowe Price will enter into a subadvisory agreement with Price International and Price Hong Kong under which, subject to the supervision of T. Rowe

Price, Price International is authorized to trade securities and make discretionary investment decisions with respect to all or a portion of each fund’s portfolio.

The date of this supplement is July 26, 2022.

G40-041 7/26/22